Exhibit 10.10

                                                     Conformed Copy

                   SUPPLEMENTAL BENEFITS PLAN OF

                       DEL MONTE CORPORATION

                 [Effective as of January 1, 1990]



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                   SUPPLEMENTAL BENEFITS PLAN OF

                       DEL MONTE CORPORATION

                 [Effective as of January 1, 1990]


                               INDEX
Section                                                       Page



1.  PURPOSE OF PLAN...............................................1


2.  DEFINITIONS...................................................1


3.  PROVISIONS APPLICABLE TO DEFINED BENEFIT PLANS (A)............2

  3.1  Eligibility................................................2

  3.2  Amount of Benefits.........................................3

  3.3  Form of Benefit Payments...................................3

  3.4  Timing of Benefit Payments.................................4

  3.5  Benefits Unfunded..........................................4

  4.1  Eligibility................................................4

  4.2  Amount of Benefits.........................................4

  4.3  Form of Benefit Payments...................................5

  4.4  Timing of Benefit Payments.................................6

  4.5  Benefits Unfunded..........................................6


5. PROVISIONS APPLICABLE TO INDIVIDUAL ACCOUNT PLANS..............6

  5.1  Eligibility................................................6

  5.2  Amount of Supplemental Benefits............................6

  5.3  Form of Supplemental Benefits..............................7

  5.4  Supplemental Benefits Election.............................7

  5.5  No Withdrawals.............................................7

  5.6  Benefits Unfunded; Accounting..............................7


6.  AMENDMENT AND TERMINATION.....................................8


7.  ADMINISTRATION................................................8


8.  MISCELLANEOUS.................................................8

  8.1  Assignment.................................................8

  8.2  Governing Law..............................................8

  8.3  Plan Independent of Employment Relationship................9
       -------------------------------------------


9.  COORDINATION WITH RJR NABISCO, INC. PLAN......................9






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                   SUPPLEMENTAL BENEFITS PLAN OF

                       DEL MONTE CORPORATION

                 [Effective as of January 1, 1990]

SECTION 1.      PURPOSE OF PLAN

           This Plan is adopted solely for the purpose of restoring benefit payments to those Covered Individuals under each Defined Benefit Plan and those Eligible Individuals under each Individual Account Plan whose benefits would otherwise be reduced by the limitations imposed by Section 415 of the Code. This Plan is intended to be an excess benefit plan as defined by
Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended (ERISA).

SECTION 2.      DEFINITIONS

           When used herein, the words and phrases defined hereinafter shall have the following meaning unless a different meaning is clearly required by the context. Terms used but not defined herein which are defined in a Defined Benefit Plan or in an Individual Account Plan, as applicable, shall have the meanings assigned to them in such Defined Benefit or Individual Account Plan.

           2.1 "Board of Directors" means the Board of Directors of Del Monte Corporation.

           2.2 "Code" means the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

           2.3 "Committee" means the Del Monte Employee Benefits
Administrative Committee.

           2.4 "Company" means Del Monte Corporation in respect of its employees, each Participating Company in respect of its employees, and any successor to any of said companies if such successor be the Company or an Affiliated Company.

           2.5 "Covered Individual" means each individual who becomes entitled to payment of a benefit under a Defined Benefit Plan by reason of death, retirement or termination of employment of an Employee, including a Participant, his or her Surviving Spouse or Beneficiary.

           2.6 "Defined Benefit Plan" means either or both
Defined Benefit Plan (A) and (B), as the context requires.

           2.7 Defined Benefit Plan (A)" means the Retirement Plan for Employees of Del Monte Corporation and any other defined benefit retirement plan using a final compensation formula intended to qualify under Section 401(a) of the Code and adopted by the Company or a Participating Company which adopts this Plan.




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           2.8 "Defined Benefit Plan (B)" means the Retirement
Plan for Salaried Employees of Del Monte Corporation and any other defined benefit retirement plan which principally uses a career compensation formula based on a personal retirement account and is intended to qualify under Section 401(a) of the Code and is adopted by the Company or a Participating Company which adopts this Plan.

           2.9 "Effective Date" means January 1, 1990 with respect to the provisions set forth in this Plan.

           2.10 "Eligible Individual" means a participant in an Individual Account Plan who is eligible to participate in this Plan.

           2.11 "Employee" means a participant in a Defined Benefit Plan.

           2.12 "Individual Account Plan" means the Del Monte Savings Plan and the Del Monte Certain Hourly Savings Plan, and any other individual account savings plan intended to qualify under Section 401(a) of the Code and adopted by the Company or a Participating Company which adopts this Plan.

           2.13 "Participating Company" means any domestic company more than 50% of the voting stock of which is directly or indirectly owned by Del Monte Corporation which adopts this Plan by action of its own Board of Directors or its duly authorized designee.

           2.14 "Plan" means the Supplemental Benefits Plan of
Del Monte Corporation, as set forth herein or as may be hereafter amended.

           2.15 "RJR Nabisco Trust" means the trust under the restated Master Trust Agreement dated October 12, 1988, as amended, by and between RJR Nabisco, Inc. and Wachovia Bank and Trust Company, N.A.

           2.16 "Stock Purchase Agreement" means the Stock
Purchase Agreement between DMPF Corp. and RJR Nabisco
Investments, Inc. and joined in by RJR Nabisco, Inc. and DMPF
Holdings Corp. dated as of September 24, 1989.

           2.17 "Supplemental Benefit" means the benefit or benefits payable under Section 5 of this Plan.

SECTION 3.      PROVISIONS APPLICABLE TO DEFINED BENEFIT PLANS (A)

           3.1  Eligibility

           All Covered Individuals from and after the Effective Date who participate in a Defined Benefit Plan (A) are eligible to receive benefits under this Plan computed in accordance with
Section 3.2 upon commencement of benefits under such Defined
Benefit Plan (A).



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           3.2 Amount of Benefits

           (a) The amount of the monthly benefit payable under this Plan to a Covered Individual shall be equal to the amount, if any, by which the monthly benefit provided by a Defined Benefit Plan (A), computed without regard to any provision of such Defined Benefit Plan (A) designed to comply with the maximum pension requirements of Section 415 of the Code, is reduced by reason of the application of such provision. In addition, from and after January 1, 1989, Compensation shall be determined in accordance with such Defined Benefit Plan (A) as if there were no limit on Compensation under Section 401(a)(17) of the Code. In the event a Covered Individual's benefits payable from a Defined Benefit Plan (A) are increased subsequent to retirement due to an increase in the maximum benefits payable under Section 415 of the Code, the benefits payable hereunder will be appropriately reduced.

           (b) To the extent that the benefit under this Plan, or any portion thereof, is provided to the Covered Individual or his beneficiary by funds from the RJR Nabisco Trust, such benefit, or portion thereof, shall be forfeited and the Covered Individual or his beneficiary shall have no further right or claim under this Plan but shall only look to the funds from said RJR Nabisco Trust for said benefit or portion thereof. The benefit under this Plan will be correspondingly reduced before provision under Sections
3.3 and 3.4.

           3.3  Form of Benefit Payments

           After the benefit has been determined under Section
3.2, it will be paid to an Employee as follows:

           (a) to a married Employee, in the form of a Joint and 50% Survivor (Spouse) Annuity which is the Actuarial Equivalent of a Single Life Annuity; or

           (b) to a single Employee, in the form of a Single Life Annuity but if a beneficiary has been designated under this Plan by the Employee, in the form of a Joint and 50% Survivor Annuity which is the Actuarial Equivalent of a Single Life Annuity;

           (c) provided, however, whenever the present value of the benefit determined under Section 3.2 or payable under this Plan is $10,000 or less, the benefit will be paid in the form of a lump sum cash payment.

           The form paid to any Covered Individual who is not an Employee is based on the form payable to the Employee.

           Notwithstanding the foregoing, the Committee in its sole discretion may alter the form of the monthly benefit under this Plan to a form of annuity payment substantially the same form as that elected by the Covered Individual under the Defined Benefit Plan (A) on an actuarial equivalent basis.

           Where the Retired Employee is receiving a Joint and Survivor Annuity, he shall have the option, exercisable by a writing filed with the Committee at any time and from time to


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time after his Annuity Starting Date and prior to his death, to redesignate the Contingent Annuitant designated or deemed designated on his Annuity Starting Date. Such option may be exercised without the consent of the previous Contingent Annuitant. If a Retired Employee exercised such option to redesignate, the survivor's annuity payable after his death shall be paid to the Contingent Annuitant (which term includes the estate of such Contingent Annuitant) last redesignated prior to his death; however, such survivor's annuity shall be payable only if the individual designated as his Contingent Annuitant on his Annuity Starting Date survives him, and shall be paid only for the remaining lifetime of the individual designated as his Contingent Annuitant on his Annuity Starting Date.

           3.4  Timing of Benefit Payments

           The monthly benefit under this Plan is payable at the later of (i) attainment of the earliest retirement date under the Defined Benefit Plan (A) or (ii) the first of the month next following the Employee's date of termination of employment with the Company or any subsidiary.

           To the extent that the Defined Benefit Plan (A) benefit commences prior to Normal Retirement Date under such plan, the benefit under this Plan will be subject to the same reductions for early commencement of benefit, if any, as applicable to the Defined Benefit Plan (A) benefit.

           Notwithstanding the foregoing, the Committee in its sole discretion may alter the commencement of the benefit payment under this Plan to coincide with the commencement of benefit payments under the Defined Benefit Plan (A) for the Covered Individual.

           3.5  Benefits Unfunded

           The benefits payable under this Plan to or on account of a Covered Individual shall be paid out of the general assets of the Company maintaining the retirement plan whose benefits have been reduced, and shall not be funded in any manner.

SECTION 4.      PROVISIONS APPLICABLE TO DEFINED BENEFIT PLANS (B)

           4.1  Eligibility

           All Covered Individuals from and after the Effective Date who participate in a Defined Benefit Plan (B) are eligible to receive benefits under this Plan computed in accordance with
Section 4.2 upon commencement of benefits under such Defined
Benefit Plan (B).

           4.2  Amount of Benefits

           (a) The amount of the monthly benefit payable under this Plan to a Covered Individual shall be equal to the amount, if any, by which the monthly benefit provided by a Defined Benefit Plan (B), computed without regard to any provision designed to comply with the maximum pension requirement of
Section 415 of the Code, is reduced by reason of the


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application of such provision. In addition, from and after
January 1, 1989, Compensation shall be determined in accordance with such Defined Benefit Plan (B) as if there were no limit on Compensation under Section 401(a)(17) of the Code. In the event a Covered Individual's benefits payable from a Defined Benefit Plan
(B) are increased subsequent to retirement due to an increase in the maximum benefits payable under Section 415 of the Code, the benefits payable hereunder will be appropriately reduced.

           If the retirement benefit payable to a Covered Individual under the Defined Benefit Plan (B) is based upon such Plan's "alternate," "transitional" or "preserved" form of benefit which is derived from an Average Final Compensation formula of a Defined Benefit Plan (A) or similar such plan, the provisions of Section 3.2 of this Plan shall be applicable in determining the benefit payable under this Plan.

           To the extent that the benefit under this Plan, or any portion thereof, is provided to the Covered Individual or his beneficiary by funds from the RJR Nabisco Trust, as amended from time to time, such benefit, or portion thereof, shall be forfeited and the Covered Individual or his beneficiary shall have no further right or claim under this Plan but shall only look to the funds from said RJR Nabisco Trust for said benefit or portion thereof. The benefit under this Plan will be correspondingly reduced before provision of Sections 4.3 and 4.4.

           4.3  Form of Benefit Payments

           After the benefit has been determined under Section
4.2, it will be paid to an Employee as follows:

           (a) to a married Employee, in the form of a Joint and 50% Survivor (Spouse) Annuity which is the Actuarial Equivalent of a Single Life Annuity; or

           (b) to a single Employee, in the form of a Single Life
Annuity but if a beneficiary has been designated under this Plan by the Employee, then in the form of a Joint and 50% Survivor
Annuity which is the Actuarial Equivalent of a Single Life
Annuity;

           (c) provided, however, whenever the present value of the benefit determined under Section 4.2 or payable under this Plan is $10,000 or less, the benefit will be paid in the form of a lump sum cash payment.

           The form paid to any Covered Individual who is not an Employee is based on the form payable to the Employee.

           Notwithstanding the foregoing, the Committee in its sole discretion may alter the form of the monthly benefit under this Plan to a form of annuity payment substantially the same form as that elected by the Employee under the Defined Benefit Plan (B) on an actuarial equivalent basis.

           Where the Employee is receiving a Joint and Survivor
Annuity, he shall have the option, exercisable by a writing filed with the Committee at any time and from time to time after


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his Annuity Starting Date and prior to his death, to redesignate the Contingent Annuitant designated or deemed designated on his Annuity Starting Date. Such option may be exercised without the consent of the previous Contingent Annuitant. If an Employee exercised such option to redesignate, the survivor's annuity payable after his death shall be paid to the Contingent Annuitant (which term includes the estate of such Contingent Annuitant) last redesignated prior to his death; however, such survivor's annuity shall be payable only if the individual designated as his Contingent Annuitant on his Annuity Starting Date survives him, and shall be paid only for the remaining lifetime of the individual designated as his Contingent Annuitant on his Annuity Starting Date.

           4.4  Timing of Benefit Payments

           The monthly benefit under this Plan is payable at the later of (i) attainment of the earliest retirement date under the Defined Benefit Plan (B) or (ii) the first of the month coincident with or next following the Employee's Severance Date.

           To the extent that the Defined Benefit Plan (B) benefit commences prior to Normal Retirement Date under such plan, the benefit under this Plan will be subject to the same reductions for early commencement of benefit, if any, as applicable to the Defined Benefit Plan (B) benefit.

           Notwithstanding the foregoing, the Committee in its sole discretion may alter the commencement of the benefit payment under this Plan to coincide with the commencement of benefit payments under the Defined Benefit Plan (B) for the Covered Individual.

           4.5  Benefits Unfunded

           The benefits payable under this Plan to or on account of a Covered Individual shall be paid out of the general assets of the Company maintaining the retirement plan whose benefits have been reduced, and shall not be funded in any manner.

SECTION 5.      PROVISIONS APPLICABLE TO INDIVIDUAL ACCOUNT PLANS

           5.1  Eligibility

           All Eligible Individuals on or after the Effective
Date are eligible to receive Supplemental Benefits under this Plan computed in accordance with Section 5.2.

           5.2  Amount of Supplemental Benefits

           (a) The amount of the Supplemental Benefit, if any, shall be equal to the Company Matching Contributions plus any interest credited pursuant to Section 5.6 which would have been made to the Eligible Individual's account in the underlying Individual Account Plan, but for the limitations imposed by
Section 415 or Section 401(a)(17) of the Code.

           (b) In addition, if any Eligible Individual had a Supplemental Benefit deferred under the Prior Plan (as defined in Section 9) as of December 31, 1989, such Supplemental


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Benefit shall be credited to an account maintained solely on the books of the Company for such purpose and shall be treated as if such Supplemental Benefit had been deferred under Section 5.6(c) of this Plan from and after the Effective Date.

           5.3  Form of Supplemental Benefits

           Subject to earlier payment under Section 5.4, any benefit payable under Section 5.2 of this Plan shall be distributed in the form of a lump sum cash payment in the January of the calendar year immediately following the calendar year in which an Eligible Individual dies, retires, separates from employment with the Company or is eligible for a distribution under the Individual Account Plan on account of disability.

           5.4  Supplemental Benefits Election

           (a) Every year for which it is determined that an Eligible Individual is entitled to a Supplemental Benefit described in Section 5.2, such Eligible Individual shall elect the manner in which such benefits are to be treated.

           (b) An Eligible Individual shall elect either to receive such Supplemental Benefit in cash in the following year or to have such Supplemental Benefit deferred and become payable under this Plan upon termination of employment, retirement, death or disability as provided in Section 5.3.

           (c) If an Eligible Individual entitled to make such an election fails to make such election, receipt of the Supplemental
Benefit shall become payable under this Plan in cash after the close of the Plan Year for which the contribution is made.

           (d) Any election made pursuant to paragraph (b) of this Section 5.4 shall be made in writing and filed with the Committee no later than the end of the Eligible Individual's tax year prior to the tax year in which such distribution will become payable. Any such election shall be irrevocable.

           5.5  No Withdrawals

           Any credited amounts, as specified in paragraph 5.6(b), which have not been designated by a prior Eligible Individual election to be distributed in the following year, may not be withdrawn from this Plan while the Eligible Individual is actively employed by the Company.

           5.6  Benefits Unfunded; Accounting

           (a) The Supplemental Benefits payable under this Plan to an Eligible Individual shall be paid out of the general assets of the Company maintaining the underlying Individual Account Plan and shall not be funded in any manner.

           (b) An amount equal to the Supplemental Benefit as determined under Section 5.2 will be credited to an account maintained for such purpose on the books of the Company.



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           (c) If the Eligible Individual has elected to defer
receipt of the Supplemental Benefit, the account will be credited annually with interest in the amount which would have been earned had the account been invested in the Assured Interest Fund under the underlying Individual Account Plan or, in the absence of such fund in the underlying plan, in such comparable fund of any other Individual Account Plan of the Company.

           (d) If the Eligible Individual has elected to receive the Supplemental Benefit in cash in the following year, the account shall be deemed to have been invested in the Assured Interest Fund of the underlying Individual Account Plan or, in the absence of such fund in the underlying plan, in such comparable fund of any other Individual Account Plan of the Company and shall be revalued in accordance with the earnings of such fund from the time of the election until the end of the year in which the election is made.

SECTION 6.      AMENDMENT AND TERMINATION

           The Board of Directors reserves the right to amend or terminate this Plan at any time for any reason or for no reason. Such amendment or termination shall not adversely affect the rights of any Covered Individual or any Eligible Individual then receiving benefits under this Plan.

SECTION 7.      ADMINISTRATION

           (a) The Committee shall have the duty to administer this Plan in respect of Covered Individuals and Eligible
Individuals who become entitled to benefits under this Plan by reason of their participation in the underlying Defined Benefit
Plan or Individual Account Plan.

           (b) The Committee or the designated representative thereof shall have exclusive authority to interpret the Plan. The decision of the Committee with respect to any interpretation or question as to the Plan, including, without limitation, any questions as to eligibility, entitlement, the amount of any benefit, the distribution of any benefit or any other matter, shall be final, conclusive and binding on the Company, and Participating Company, any participant, beneficiary or employee.

           (c) To the extent appropriate and not inconsistent with the intent and terms of this Plan, the terms and provisions of the underlying Defined Benefit Plan or Individual Account Plan shall be applied to the determination of benefits under this Plan.

SECTION 8.      MISCELLANEOUS

           8.1  Assignment

           The benefits payable under this Plan may not be assigned or alienated, except as required by law.

           8.2  Governing Law

           This Plan shall be governed by the laws of the State of California.



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           8.3 Plan Independent of Employment Relationship

           The establishment and maintenance of the Plan, as well as the eligibility for and payment of benefits thereunder shall not be construed as conferring on any Covered Individual or Eligible Individual any right to or contract for continued employment or employment for any duration or in any position. The eligibility for or payment of any benefit under this Plan shall not in any way interfere with the rights of either the Company or Covered Individual or Eligible Individual employed by the Company to terminate the employment of such Covered Individual or Eligible Individual employed by the Company at any time, without notice, for any reason or for no reason, except as otherwise required by law.

SECTION 9.      COORDINATION WITH RJR NABISCO, INC. PLAN

           Under the Stock Purchase Agreement, the Company has agreed through December 31, 1991 to carry on programs that were in effect prior to the Effective Date. This Plan is intended as a successor plan to the Supplemental Benefits Plan of RJR Nabisco, Inc. and Participating Companies (the "Prior Plan"). To the extent that the underlying Defined Benefit Plan recognizes service and compensation prior to the Effective Date, this Plan does also. To the extent that Eligible Individuals made elections under the Prior Plan prior to the Effective Date, such elections will be honored as if made under Section 5.4 of this Plan. To the extent that Transferred Employees (as defined in the Stock Purchase Agreement) are not active employees of the Company on the Effective Date and are receiving benefits or entitled to receive benefits under the Prior Plan, such benefits will be provided under this Plan.

           IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized members of the Employee
Benefits Administrative Committee as of May 15, 1990.

                                    /s/ David M. Little
                                    Committee Member




                                    /s/ Annette Tham
                                    Committee Member


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                      FIRST AMENDMENT TO THE
                   SUPPLEMENTAL BENEFITS PLAN OF
                       DEL MONTE CORPORATION

           THIS FIRST AMENDMENT TO THE SUPPLEMENTAL BENEFITS PLAN OF DEL MONTE CORPORATION (the "Plan") is made and entered into this 28th day of July, 1992, by the Del Monte Employee Benefits Administrative Committee (the "Committee") on behalf of Del Monte Corporation (the "Company").

           WHEREAS, Section 6 of the Plan reserves the right to amend the Plan at any time by action of the Board of Directors of the Company; and

           WHEREAS, the Board of Directors of the Company has delegated to the Committee the authority to amend nonqualified plans, including the Plan, so long as such amendment is not a material change in plan design or does not increase the cost of providing benefits under the Plan by more than 2% from the average cost of the prior two years ("material cost increase"); and

           WHEREAS, the Committee desires to amend the Plan to eliminate any supplemental benefit due to the imposition of limitations under Internal Revenue Code Section 415 with respect to any individual account plan of the Company; and

           WHEREAS, the Committee desires to amend the Plan to clarify that benefits under the Plan are not affected by the limitations on compensation imposed by Internal Revenue Code
Section 401(a) (17); and

           WHEREAS, the Committee believes such amendments do not result in a material change in plan design because very few, if any, employees were eligible in any year for the benefit eliminated;

           NOW, THEREFORE, the Plan is hereby amended effective as of January 1, 1992 as follows:

           1. Section 2 of the Plan is hereby amended by deleting
Sections 2.10, 2.12 and 2.17 in their entirety and renumbering the remaining sections accordingly.

           2. Section 3.2 is amended by deleting subsection (a) thereof in its entirety, replacing it with the following and redesignating subsection 3.2(b) as 3.2(d).

                     (a) The amount of the monthly benefit
                payable under this Plan to a Participant or to a Covered Individual on his behalf shall be equal to the difference between (1) the monthly benefit that would be provided to or on behalf of the Participant under Defined Benefit Plan (A) if such benefit were calculated without regard to the limitations imposed by Section 415 of the Code, and (2) the monthly benefit actually payable to or on behalf of the Participant from such Defined Benefit Plan (A).

                     (b) The monthly benefit amounts calculated in
                accordance with subsection (a) shall be
                calculated in the form of a single life annuity, using the same actuarial assumptions as are used by the applicable Defined Benefit Plan (A).

                     (c) In the event a Covered Individual's
                benefits payable from a Defined Benefit Plan (A) are increased subsequent to retirement due to an increase in the maximum benefits payable under
                Section 415 of the Code, the benefits payable hereunder will be appropriately reduced.

           3. Section 4.2 of the Plan is amended by deleting the first paragraph of subsection (a) in its entirety, replacing it with the following and redesignating the second and third paragraphs of subsection (a) as subsections (d) and (e), respectively.

                     (a) The amount of the monthly benefit
                payable under this Plan to a Participant or to a Covered Individual on his behalf shall be equal to the difference between (1) the monthly benefit that would be provided to or on behalf of the Participant under Defined Benefit Plan (B) if such benefit were calculated without regard to the limitations imposed by Section 415 of the Code, and (2) the monthly benefit actually payable to or on behalf of the Participant from such Defined Benefit Plan (B).

                     (b) The monthly benefit amounts calculated
                in accordance with subsection (a) shall be calculated in the form of a single life annuity, using the same actuarial assumptions as are used by the applicable Defined Benefit Plan (B).

                     (c) In the event a Covered Individual's
                benefits payable from a Defined Benefit Plan (B) are increased subsequent to retirement due to an increase in the maximum benefits payable under
                Section 415 of the Code, the benefits payable hereunder will be appropriately reduced.

           4. Section 5 of the Plan is hereby amended by deleting such Section in its entirety.

           5. Section 9 of the Plan is hereby amended by adding the phrase "as it provided prior to the First Amendment to the Plan" at the end of the fourth sentence of such section.

           6. The Plan is hereby amended by deleting all references to "Eligible Individual", "Individual Account Plan" and "Supplemental Benefit" wherever occurring in the Plan.

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



           7. The foregoing amendments shall not reduce or eliminate any Supplemental Benefit accrued or payable from the Plan prior to January 1, 1992. Any Supplemental Benefit the payment of which was deferred by an Eligible Individual prior to January 1, 1992 shall continue to be maintained under the terms of the Plan as such terms existed prior to January 1, 1992.

           IN WITNESS WHEREOF, the Committee has caused this First Amendment to the Plan to be executed by not less than a majority of its duly authorized members as of the date first written above.

EMPLOYEE BENEFITS ADMINISTRATIVE COMMITTEE


  /s/ Phyllis Kay Dryden            _________________
Phyllis Kay Dryden                  David M. Little


 /s/ Richard French                 /s/ Annette Tham
Richard French                      Annette Tham


 /s/ Thomas E. Gibbons
Thomas E. Gibbons




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                      SECOND AMENDMENT TO THE
                   SUPPLEMENTAL BENEFITS PLAN OF
                       DEL MONTE CORPORATION

      THIS SECOND AMENDMENT TO THE SUPPLEMENTAL BENEFITS PLAN OF
DEL MONTE CORPORATION (the "Plan") is made and entered into this 30th day of May, 1996, by the Del Monte Employee Benefits
Administrative Committee (the "Committee") on behalf of Del Monte
Corporation (the "Company").

      WHEREAS, Section 6 of the Plan reserves the right to amend the Plan at any time by action of the Board of Directors of the Company; and

      WHEREAS, The Board of Directors of the Company has delegated to the Committee the Authority to amend nonqualified plans, including this Plan; and

      WHEREAS, the Committee desires to amend the Plan to clarify that eligible employees are not entitled to benefits under this Plan if not vested in the underlying qualified plan or plans of the Company;

      NOW, THEREFORE, the Plan is hereby amended as follows:

      1. Section 2.5 of the Plan is hereby amended by adding at the end thereof "which benefit is subject to reductions that can be restored under Sections 3 and 4 of this Plan and which benefit is not provided or replaced under the terms of a written agreement between the Employee and the Company providing such benefits in lieu of this Plan."

      2. Section 3.1 of the Plan is hereby amended by adding at the end thereof ";provided, that no benefit is payable under this Plan unless the Covered Individual is fully vested in his benefit under such Defined Benefit Plan (A)."

      3. Section 4.1 of the Plan is hereby amended by adding at the end thereof ";provided, that no benefit is payable under this Plan unless the Covered Individual is fully vested in his benefit under such Defined Benefit Plan (B)."

      4. The foregoing amendments to the Plan are effective as of January 1, 1996. These amendments are intended to clarify existing administration of the Plan with respect to payment of benefits and do not vest any person in benefits at any earlier point in time than vesting would have occurred under the Plan as interpreted and administered by the Committee prior to these amendments.

       5. Except as otherwise specifically set forth above, the terms of the Plan shall continue in full force and effect.

      IN WITNESS WHEREOF, the Committee has caused this Second
Amendment to the Plan to be executed by at least a majority of its duly authorized members as of the date first above written.

       DEL MONTE EMPLOYEE BENEFITS ADMINISTRATIVE COMMITTEE




/s/ Mark J. Buxton                  /s/ Richard L. French
Mark J. Buxton                      Richard L. French


/s/ Thomas E. Gibbons              ______________________
Thomas E. Gibbons                   David M. Little


/s/ William R. Sawyers
William R. Sawyers







                               2


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